Subsequent Events	6 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 20 – SUBSEQUENT EVENTS

The Company performed an evaluation of events and transactions for potential recognition or disclosure through the date of this report. The Company is not aware of any material subsequent event other than the item disclosed below.

From July to October 2023, the Company provided loans with interest of 1.5% per month to a third party for its operating activities. The loans are secured by their respective pledge contracts using their underlying assets. Such loans will mature within nine months from the date of issue, with loan principal, interest and handling fees to be settled immediately after the expiration date. Total loans to such third party amounted to $5.1 million, of which $2.8 million of the principal and $78,447 of the interest was repaid prior to this report.